UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 18, 2005

(Date of earliest event reported)

FEDERAL-MOGUL CORPORATION

(Exact Name of Registrant as specified in its Charter)

Michigan

(State or Other Jurisdiction of Incorporation)

1-1511	38-0533580
(Commission File Number)	(IRS Employer Identification Number)

26555 Northwestern Highway, Southfield, Michigan	48034
(Address of Principal Executive Offices)	(Zip Code)

(248) 354-7700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filings is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

On February 16, 2005, Federal-Mogul Corporation issued a press release announcing its financial results for the fourth quarter and the full year ended December 31, 2004.

EXHIBIT INDEX

99. Press release dated February 16, 2005 announcing the Company’s financial results for the fourth quarter and the full year ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2005

FEDERAL-MOGUL CORPORATION

By:	/s/ Lance M. Lis
Name:	Lance M. Lis
Title:	Secretary